UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 21, 2007

AMERICAN BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-51500 (Commission file number)	55-0897507 (I.R.S. Employer Identification Number)
365 Broad Street, Bloomfield, New Jersey 07003 (Address of Principal Executive Offices) (973) 748-3600 (Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

             On August 21, 2007, the registrant announced that Stanley Obal, 85, a Director of the Company, retired effective immediately. Mr. Obal was appointed an Advisory Director to provide advice and counsel to the Company as may be requested from time to time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

             On August 21, 2007, Article III, Section 2 of the Bylaws of the Company was amended to reduce the number of directors from eight to seven. A copy of the amendment is filed as Exhibit (3)(ii) to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	(3)(ii)	Amendment to the Company's Bylaws
	99	Press release dated August 21, 2007

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Bancorp of New Jersey, Inc. (Registrant)
Date:	August 22, 2007	/s/ Eric B. Heyer Eric B. Heyer Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
(3)(ii)	Amendment to the Company's Bylaws
99	Press release dated August 21, 2007

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